Phase 1 Dose Escalation Trial of Pegzilarginase in Patients with Advanced Solid Tumors

Drew W. Rasco[1], S. Gail Eckhardt[2], Diwakar Davar[3], Karl Lewis[2], Humberto Lara-Guerra[4], Susan E. Alters[4], Stephen Eckert[4], Scott W. Rowlinson[4], James E. Wooldridge[4], Richard D. Carvajal[5]
[1]South Texas Accelerated Research Therapeutics, San Antonio, TX; [2]University of Colorado, School of Medicine, Denver, CO; [3]Hillman Cancer Center, University of Pittsburgh Medical Center, Pittsburgh, PA; [4]Aeglea BioTherapeutics, Inc., Austin, TX; [5]Herbert Irving Comprehensive Cancer Center, New York, NY

Poster # CT030

Introduction

Extracellular depletion of arginine has a number of direct effects on tumors[1], including:

- inhibition of cell proliferation
- induction of apoptosis, and
- increased autophagy

Enhanced sensitivity to arginine depletion is associated with low expression of argininosuccinate synthase (ASS1)[1] (Fig 1)

Pegzilarginase mechanism of action



(A) Impaired arginine biosynthesis due to reduced expression of ASS1 causes reliance on the extracellular pool of arginine for survival and proliferation
(B) Pegzilarginase (AEB1102) restricts the supply of extracellular arginine, thereby starving the tumor cell

Fig 1.

Pegzilarginase (AEB1102)

- Is a pegylated, cobalt-substituted, human arginase 1 with enhanced serum stability and catalytic activity
  - Native human arginase 1 displays low activity and serum stability[2]
- Demonstrates anti-tumor activity in vivo low ASS1 solid tumor models of various histologies[3]

We report results from the first-in-human phase 1 trial of pegzilarginase in patients with advanced solid tumors (NCT02561234)

Study Methods

- Phase 1 dose escalation in patients with metastatic solid tumors that are:
  - Progressing or refractory on standard therapies OR where no recognized standard therapy exists
  - Patients were enrolled in 3+3 cohorts at increasing dose levels of weekly intravenous pegzilarginase
- Endpoints:
  - Primary determination of the maximum tolerated dose (MTD)
  - Additional evaluations including safety, pharmacokinetics, pharmacodynamics, immunogenicity, expression of ASS1 in tumor tissue, and preliminary efficacy
- Safety was assessed according to CTCAE v4.0.3
- Responses were assessed according to RECIST 1.1 every 8 weeks

Results

Demographics and Disease Characteristics

Pegzilarginase dose	0.01 mg/kg	0.02 mg/kg	0.04 mg/kg	0.08 mg/kg	0.12 mg/kg	0.18 mg/kg	0.27 mg/kg	0.33 mg/kg	0.40 mg/kg
N	3	4	4	4	3	4	5	6	7
Age (years, mean)	68	63	65	69	69	68	64	71	60
Female (n)	2	3	2	1	0	1	4	1	3
Race (n)									
White	3	2	4	3	3	4	5	6	6
Asian	0	1	0	0	0	0	0	0	0
Black / African American	0	1	0	1	0	0	0	0	1
Ethnicity (n)									
Non Hispanic / Latino	3	4	3	3	3	3	4	6	7
Hispanic / Latino	0	0	1	1	0	1	1	0	0
Previous lines for metastatic disease (range)	2-7	1-9	0-5	2-6	2-6	3-6	1-17	1-5	1-8
Tumor types	NSCLC Pancreatic Prostate	Breast Endometrial (x2) HCC	Breast (adenoid cystic) Ovarian Pancreatic Sarcoma (synovial)	Colorectal Rectal Prostate (x2)	Esophageal Pancreatic Prostate	Colorectal Gastric (Stromal) NSCLC Peritoneal	Breast Gallbladder Ovarian Endometrial Squamous, CUP	Melanoma Uveal (x3) Cutaneous (x2) Mucosal	Colorectal (x2) Melanoma (UP, vulvar, uveal) Renal SCLC

Table 1.

Study Design and Determination of MTD


0.40 mg/kg (n=7)
DLT: Grade 3 Maculopapular Rash
DLT-like* AE: Grade 3 Tremor
0.33 mg/kg (n=6)
DLT: Grade 3 Failure to Thrive
MTD 0.33 mg/kg
0.27 mg/kg (n=5)
0.18 mg/kg (n=4)
0.12 mg/kg (n=3)
0.08 mg/kg (n=4)
0.04 mg/kg (n=4)
0.02 mg/kg (n=4)
0.01 mg/kg (n=3)
No DLTs
Key eligibility criteria
1. Age > 18
2. Advanced solid tumor
3. Prior SOC therapy if available
4. Adequate organ function
5. ECOG PS 0 - 2
*DLT-like AE in 0.40 mg/kg cohort occurred 8 days outside DLT window

Figure 2. Display of the doses for each cohort in the 3+3 design along with the number of patients treated. Observed DLTs are presented at each dose

Immunogenicity

- All 40 patients in dose escalation were analyzed for anti-drug antibodies (ADA)
  - One patient had pre-existing transient anti-Pegzilarginase ADA that were not specific for arginase 1
  - Four patients had pre-existing anti-PEG ADA
- No increase in ADA titers was observed during study treatment in any patient with baseline ADA
- No effect on arginine reduction or safety profile was observed in any patients who had ADA titers

Pharmacokinetics and Pharmacodynamics


First Week, All Doses
First Cycle at 0.33mg/kg, MTD
Days From First Dose

Figure 3. On average, doses ≥0.18 mg/kg depleted arginine to ≤10% of baseline for up to 72 hrs. Pegzilarginase activity was determined by evaluating conversion of arginine to ornithine using a LC-MS/MS assay. Plasma arginine was measured using a LC-MS/MS assay.

ASS1 expression by tumor type


Tumor Histology

Figure 4. ASS1 expression for various tumor histologies in the study.

Melanoma Patients Enrolled to Dose Escalation

Patient	Dose (mg/kg)	Primary	Total Prior Regimens	Prior Immune Checkpoint Inhibitor Treatment (Best Response)	Last Prior Cancer Treatment if not IO (Best Response)	Best Response to Last Prior Treatment	Weeks on Last Prior Treatment	ASS1 H-Score	Best Response to Pegzilarginase	Weeks On Pegzilarginase
1	0.40	Melanoma, Unknown Primary	1	Ipilimumab, Nivolumab (PD)		PD	14.4	Low	PD	5.0
2	**0.40**	**Melanoma, Vulvar**	**1**	**Ipilimumab, Nivolumab (PD)**		**PD**	**6.6**	**Low**	**SD**	**19.0**
3	0.40	Uveal Melanoma	1	Pembrolizumab (SD) Ipilimumab (SD)		SD	9.0	Low	PD	3.3
4	0.33	Uveal Melanoma	1	none	Selumetinib (PD)	PD	7.3	Low	PD	3.9
5	0.33	Cutaneous Melanoma	2	Pembrolizumab (Unknown)	Binimetinib (PD)	PD	14.0	Low	PD	5.0
6	0.33	Cutaneous Melanoma	2	Pembrolizumab (SD) Pembrolizumab, ICN839110 (PD)		PD	38.7	Low	PD	5.9
7	**0.33**	**Uveal Melanoma**	**3**	**Ipilimumab, Nivolumab (PD)**		**PD**	**7.0**	**Low**	**SD**	**17.1**
8	0.33	Uveal Melanoma	6	Immunoembolization (Unk) Pembrolizumab (Unk)	Y90 – SIR Spheres Chemoembolization/ BCNU (Unk)	Unk	3.5	n/a	PD	3.1
9	0.33	Mucosal Melanoma	3	Pembrolizumab (PD) CMP-001, Pembrolizumab (PD) Ipilimumab, Nivolumab (PD)		PD	9.3	n/a	PD	6.1

Table 2. IO = immuno-oncology. PD = Progressive Disease. SD = Stable Disease. n/a = not available. ASS1 H-score categories: Low: 0 to 35; Medium: >35 to 70; High: >70.

Treatment Related Adverse Events (AEs)

Event*	Grade 1-3* (in ≥10%) n (%)	Grade 3* (Any) n (%)
Any Related AE	15 (38%)	7 (18%)
Nausea	9 (23%)	0
Fatigue	8 (20%)	0
Stomatitis / Mouth sores†	8 (20%)	0
Vomiting	6 (15%)	0
Decreased appetite	4 (10%)	0
Diarrhea	4 (10%)	0
Asthenia	2 (5%)	1 (3%)
Hypertension	2 (5%)	1 (3%)‡
Hypophosphatemia	2 (5%)	2 (5%)
Rash#	4 (10%)	1 (3%)
Tremor†	2 (5%)	1 (3%)
Anemia	1 (3%)	1 (3%)
Failure to Thrive	1 (3%)	1 (3%)
Neutropenia	1 (3%)	1 (3%)

Table 3.
* Related events are listed if they were reported for ≥10% of patients (regardless of grade) or if there were reported at Grade 3 for any patient.
* No Grade ≥4 related AEs were reported.
† Combines MedDRA terms "stomatitis" and "aphthous ulcer"
‡ Transient (<1.5 hr), asymptomatic, Grade 3 hypertension that required no intervention
\# Combines MedDRA terms "Rash", "Rash pruritic", and "Rash maculo-papular". The maculopapular rash was a DLT.
† DLT-like event, occurred 8 days outside of DLT window.

Related SAEs: Asthenia, failure to thrive, hypertension.

Target Lesion Percent Change from Baseline with ASS1


Tumor Percent Change from Baseline
Patients
H-score

Figure 5: Percentage change from baseline in tumor size in patients who had measured ASS1. Shaded area highlights best responses and associated ASS1 expression.

Conclusions

- 0.33 mg/kg/week of pegzilarginase was determined to be the MTD in solid tumor patients
- Marked and sustainable depletion of arginine was achieved at the MTD and doses > 0.18 mg/kg
- PK/PD profile provides room to adjust dose / schedule based on tolerability in cohort expansions
- Common treatment-related AEs were generally low grade and manageable
- Least change in tumor size was observed in patients with tumors having lower ASS1 expression treated at higher pegzilarginase doses
- 2 of 9 patients with melanoma who had progressive disease on prior IO combination therapy achieved stable disease on pegzilarginase

Next Steps

- The manageable safety profile, absence of ADA induction, and observation of stable disease after prior disease progression supports further evaluation of pegzilarginase as monotherapy and combination therapy
- Expansion cohorts are enrolling in histologies where dependence on extracellular arginine, based on low ASS1 expression, is common
- Based on pre-clinical data showing enhanced effects in combination with an immune checkpoint inhibitor, a parallel trial is investigating pegzilarginase in combination with pembrolizumab for patients with previously-treated SCLC

References

[1]Patil et al. Oncogene (2016), 1–16
[2]Stone et al. J ACS Chem Biol (2010), 5(3): 333–342
[3]Agnello et al. Can Res (2017), 77(13sup):3964-3964

Support

This study was funded by Aeglea BioTherapeutics, Inc. and the Cancer Prevention and Research Institute of Texas (Grant # DP140031).

Disclosures Humberto Lara-Guerra, Susan E. Alters, Stephen Eckert, Scott W. Rowlinson and James E. Wooldridge are employees of, and have an equity interest in Aeglea BioTherapeutics, Inc.